Semiannual Report

                                  NEW ERA
                                  FUND
                                  -------------
                                  JUNE 30, 2000
                                  -------------





[LOGO OF T. ROWE PRICE]

  REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
  New Era Fund

 . Stocks finished moderately lower in a volatile environment.

 . The fund's respectable six-month gain outperformed the S&P 500, but lagged the Lipper average.

 . Energy service and exploration and production stocks performed well, but returns were hurt by weakness in railroad and specialty chemical stocks.

 . The greatest risk ahead is a reacceleration of economic growth, which could cause the Fed to raise interest rates too high.

 . The summer doldrums have created opportunities to buy shares at attractive prices.






UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

U.S. markets finished modestly lower as they struggled to overcome higher interest rates, inflation concerns, and earnings disappointments during the first half of the year. New Economy stocks led a sharp downturn beginning in March, but the markets rebounded late in the period. Old Economy stocks fared moderately better during the slide, because valuations--and therefore expectations--were more reasonable than for the technology and telecommunications sectors. Your fund performed well in this volatile environment.

The fund gained 5.50% for the six months ended June 30, 2000, and 6.16% for the 12-month period, surpassing the S&P 500 during the last six months, largely because of its exposure to real estate and the energy industry. Energy service and exploration and production company stocks performed particularly well due to the strength of natural gas prices. For the 12-month period these were the only resource sectors that outperformed the market. The larger, more diversified integrated oil companies lagged as investors remained skeptical that the current oil price strength is anything more than transitory.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/00                                 6 Months    12 Months
--------------------------------------------------------------------------------
New Era Fund                                            5.50%        6.16%
S&P 500                                                -0.43         7.24
Lipper Natural Resources
Funds Average                                          13.34        15.27


New Era trailed its peers as represented by the Lipper Natural Resources Funds Average, which is dominated by energy funds, primarily because of the funds broader diversification. While this diversification serves us well over time because it reduces risk, the fund may lag its competition in years when a narrow sector of the resource spectrum shines. For the six-month period, shares of the metals and paper and forest products industries gave back a considerable amount of the superior performance they achieved in the prior year. Weakness in our railroad and specialty chemical holdings also hampered performance over the last 12 months.

ECONOMIC REVIEW

The Federal Reserve continued to tap the monetary brakes in an effort to slow the domestic economy from its torrid pace. The Fed has raised the benchmark federal funds rate 175 basis points since June 1999, the most recent a 50-basis-point hike in May (100 basis points equal 1%). It is now likely to step back and evaluate its efforts, holding off on any further action until after the election. The Fed has not acted alone: There have been more than a hundred rate hikes by central banks around the world over the last 13 months.

 ...THE REAL CONSTRAINT TO RISING PRICES HAS BEEN DECLINING COSTS...

Retail sales began to moderate in the second quarter along with consumer confidence, and the unemployment rate no longer appears to be declining. Just as the rising stock market boosted the overall level of wealth and increased consumer confidence--the so-called wealth effect the recent weakness, particularly in the Nasdaq, has slowed spending. Over the next few months it will become apparent whether the economy has merely entered a normal summer slowdown or if, in fact, a more moderate pace has been established. Although controlling inflation is a laudable goal, a much slower domestic economy could affect the more fragile emerging economies that depend on exports to the U.S. and capital availability from the West. This is a significant risk to the industries your fund invests in. Elsewhere, the recovery of the euro, Europes fledgling currency, has reduced pressure on the integrity of the European Union and should improve U.S. exports.

Resource prices peaked early in the year and have since retreated as expectations for economic strength and rising inflation have abated. The market appears to believe strongly that the Fed has managed to prevent a general rise in prices of most products and commodities (with the exception of oil). However, the real constraint to rising prices has been declining costs, as companies have concentrated on cost cutting to boost earnings and using technology to manage inventories and input costs. These lower costs have either been passed on to consumers through competition or at least mitigated the need to raise prices to improve corporate profits. For the most part, capacity has not kept up with growing demand in the resource sector, but once these productivity enhancements are absorbed, tight capacity utilization should have a more pronounced impact on prices.

The current situation with natural gas, where the domestic price has doubled in the last six months, offers a classic illustration of what can happen when reinvestment remains low while demand grows even modestly. Furthermore, recent polls on the broader economy suggest that more companies plan to increase prices in the year ahead. A slowing economy may offer a temporary reprieve from rising prices, but continued growth, even at a slower pace, will ultimately lead to moderate inflation.


PORTFOLIO MANAGEMENT

The extraordinary strength in domestic natural gas prices was the principal driver behind the strong performance of the energy service and exploration and production stocks. The market for natural gas became extremely tight because of the lack of reinvestment in new productive capacity and surging demand growth for electrical generation. This price strength has resulted in improved reinvestment economics for producers, in turn prompting an increase in the demand for energy services. Likewise, the price of oil recovered dramatically during the last 12 months as global oil inventories declined, largely due to OPECs imposed production restraints. However, the significant improvement in cash flow and profits for major oil companies went largely unnoticed in the marketplace.

Merger activity continued its rapid pace in several natural resource sectors. This has generally led to the shedding of excess and antiquated plants and to the more widespread practice of temporarily idling production capacity. This demonstrates that managements now recognize that simply spending excess cash at cycle peaks to build new productive capacity is not acceptable to investors. Rather, capital spending must generate good returns over the cycle at reasonable commodity prices. New investment must also be focused on low-operating-cost facilities and projects that are at the low end of the industry's cost curve. Managements are also taking a cue from industry leaders to find ways to increase shareholder value. For example, companies are considering share repurchases as an alternative investment option, and looking to align internal incentives with the interests of shareholders. Stock options are becoming a significant part of compensation and are now based on such financial measures as return on capital and economic value added.

Consolidation and merger activity was concentrated in the paper and forest products and exploration and production industries during the last six months. International Paper acquired Champion

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]

                        Diversified Resources        6%
                        Forest Products              7%
                        Precious Metals              5%
                        Metals and Mining            6%
                        Building and Real Estate     5%
                        Reserves and Other          10%
                        Non-resources                4%
                        Energy                      57%

Based on net assets as of 6/30/00.


International, topping a bid by UPM-Kymmene. (We sold our Champion shares prior to International's bid.) Finnish paper company Stora Enso will acquire Consolidated Papers, another fund holding. Anadarko Petroleum acquired Union Pacific Resources. Santa Fe Snyder was bought by one of the most successful acquisition-oriented independent oil companies, Devon Energy. The market regarded the acquisitions by Anadarko and Devon--both holdings of your fund-- positively, rewarding the shareholders of both the acquirers and acquirees. Finally, a major integrated oil company, BP Amoco, will acquire Vastar Resources, another significant position in the portfolio.

Fund purchases and sales included several paper and forest product companies, as we replaced those being acquired with new positions and sought to take advantage of low valuations for the sector. We sold International Paper before the market reacted negatively to its acquisition of Champion, then reestablished our position in this global player. We also added Packaging Corp. of America, a leader in the containerboard and box industry. In addition, we reestablished a position in Kerr-McGee after a successful trade in that stock. We had sold this major independent producer before oil price concerns temporarily caused a downdraft in the stock.

We established a new position in Tidewater, a significant provider of supply boat services to offshore platforms and drilling rigs. The fund also invested in USX-U.S. Steel Group with the expectation that changes in the ownership structure of the parent holding company and other restructuring actions will reward its shareholders. We purchased Arch Coal, a major domestic coal producer, because we expect industry fundamentals to gradually improve given the rise in the price of competitive fuels. Finally, we revisited Dow Chemical, a global commodity and specialty chemical producer, because we think that fundamental conditions in commodity chemicals are bottoming and that synergies from the recent acquisition of Union Carbide should provide greater operating leverage in the upturn.

OUTLOOK

While the economy seems to be slowing down, some question remains as to whether the Fed's medicine will actually keep inflation in check. Resource and commodity markets are fairly tight, and there is minimal new capacity planned for the next couple of years for most industries. Consequently, even the slower demand growth from moderating global economic activity is likely to exceed capacity growth and put upward pressure on prices. The primary risk is the potential for reac-celeration of domestic economic growth later this year, which may lead the Fed to apply further tightening in the credit markets. If the Fed goes too far, this could lead to recession, as monetary conditions tend to have a delayed effect.

Your fund's holdings remain attractive by traditional valuation measures. The market continues to be skeptical of the recovery in oil prices, and this cynicism is reflected in the modest valuations of energy stocks. The price of oil has risen 27% since the beginning of the year, yet the S&P Energy Composite Index has only risen about 3.5%; for the 12-month period the price of oil is up 68% while the Composite has only risen 2%. Additionally, the fund is taking advantage of the summer doldrums, which have created good values in the shares of metals and forest product and paper companies. Despite our near-term caution regarding the effects of further interest rate hikes, we believe the fund's attractively priced holdings offer shareholders good long-term prospects.


Respectfully submitted,

/s/ Charles M. Ober

Charles M. Ober
President and Chairman of the Investment Advisory Committee

July 21, 2000

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS
                                                            Percent of
                                                            Net Assets
                                                             6/30/00
     ------------------------------------------------------------------

     Exxon Mobil                                               4.6%
     Wal-Mart                                                  4.5
     Schlumberger                                              3.7
     Royal Dutch Petroleum                                     3.5
     BP Amoco                                                  2.7
     ------------------------------------------------------------------

     USX-Marathon                                              2.6
     TotalFinaElf                                              2.4
     Fort James                                                2.2
     Halliburton                                               2.0
     Newmont Mining                                            2.0
     ------------------------------------------------------------------

     Coflexip                                                  1.8
     Amerada Hess                                              1.7
     Baker Hughes                                              1.7
     Chevron                                                   1.6
     Ocean Energy                                              1.6
     ------------------------------------------------------------------

     Anadarko Petroleum                                        1.5
     Cooper Cameron                                            1.5
     Kimberly-Clark                                            1.4
     Murphy Oil                                                1.4
     Burlington Resources                                      1.3
     ------------------------------------------------------------------

     Union Pacific Resources                                   1.3
     Vastar Resources                                          1.3
     Key Energy Services                                       1.3
     Rouse                                                     1.3
     Mitchell Energy & Development                             1.3
     ------------------------------------------------------------------

     Total                                                    52.2%

     Note: Table excludes reserves.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

          MAJOR PORTFOLIO CHANGES
          Listed in descending order of size

          6 Months Ended 6/30/00

          Ten Largest Purchases              Ten Largest Sales
          ----------------------------------------------------------------
          USX-U.S. Steel Group *             Champion International **
          Tidewater *                        BJ Services
          FMC *                              Newmont Mining
          Arch Coal *                        Nucor **
          Dow Chemical *                     Burlington Northern Santa Fe
          Packaging Corp. of America *       Valero Energy **
          Texaco                             Wal-Mart
          Hercules                           International Paper
          Kerr-McGee                         McDermott International **
          Phelps Dodge                       Texaco

           * Position added
          ** Position eliminated

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW ERA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]




------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended 6/30/00              1 Year    3 Years   5 Years   10 Years
     ---------------------------------------------------------------------------
     New Era Fund                        6.16%      5.15%    11.36%     9.78%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited



FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months         Year
                                 Ended        Ended
                               6/30/00      12/31/99    12/31/98    12/31/97      12/31/96      12/31/95
NET ASSET VALUE
Beginning of period          $   21.80     $   19.78    $  25.95   $   26.06     $   22.65     $   20.15

Investment activities
  Net investment
  income (loss)                   0.15          0.30        0.37        0.40          0.38          0.47
  Net realized and
  unrealized gain (loss)          1.05          3.84       (2.97)       2.40          5.12          3.71
  Total from
  investment activities           1.20          4.14       (2.60)       2.80          5.50          4.18

Distributions
  Net investment income              -         (0.30)      (0.40)      (0.37)        (0.38)        (0.48)
  Net realized gain                  -         (1.82)      (3.17)      (2.54)        (1.71)        (1.20)
  Total distributions                -         (2.12)      (3.57)      (2.91)        (2.09)        (1.68)

NET ASSET VALUE
End of period                $   23.00     $   21.80    $  19.78   $   25.95     $   26.06     $   22.65
                             ---------------------------------------------------------------------------

Ratios/Supplemental Data

Total return*                     5.50%        21.22%      (9.88)%     10.96%        24.25%        20.76%
Ratio of total expenses to
average net assets                0.73%+        0.74%       0.75%       0.74%         0.76%         0.79%
Ratio of net investment
income (loss) to average
net assets                        1.32%+        1.29%       1.27%       1.33%         1.53%         2.00%
Portfolio turnover rate           29.4%+        32.5%       23.1%       27.5%         28.6%         22.7%
Net assets, end of period
(in millions)                $   1,094     $   1,082    $    999   $   1,493     $   1,468     $   1,090

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000


-----------------------
STATEMENT OF NET ASSETS                                  Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
     COMMON STOCKS  96.3%

     NATURAL RESOURCE-RELATED 91.1%
     Building and Real Estate 4.8%
     Archstone Communities Trust, REIT                     259,000    $    5,455
     Boston Properties, REIT                                50,000         1,931
     Camden Property Trust, REIT                           178,100         5,232
     Catellus Development *                                395,000         5,925
     Equity Office Properties, REIT                         88,441         2,437
     Federal Realty Investment Trust, REIT                 200,000         4,000
     Reckson Associates Realty, REIT                       340,000         8,075
     Rouse                                                 560,000        13,860
     Simon Property Group, REIT                            271,400         6,022
                                                                      ----------
                                                                          52,937
                                                                      ----------
     Forest Products 6.8%
     Consolidated Papers                                   126,700         4,632
     Fort James                                          1,024,120        23,683
     Georgia Pacific Timber                                231,500         5,006
     International Paper                                   100,000         2,981
     Kimberly-Clark                                        260,000        14,918
     Packaging Corp. of America *                          706,100         7,149
     Potlatch                                              118,000         3,909
     Smurfit-Stone Container *                             551,700         7,086
     Weyerhaeuser                                          116,000         4,988
                                                                      ----------
                                                                          74,352
                                                                      ----------
     Integrated Petroleum - Domestic 9.5%
     Amerada Hess                                          300,000        18,525
     Conoco (Class B)                                      368,525         9,052
     Kerr-McGee                                            139,000         8,192
     Murphy Oil                                            250,000        14,859
     Occidental Petroleum                                  600,000        12,638
     Unocal                                                350,000        11,594
     USX-Marathon                                        1,150,000        28,822
                                                                      ----------
                                                                         103,682
                                                                      ----------
     Integrated Petroleum - International 16.2%
     BP Amoco ADR                                          524,800        29,684
     Chevron                                               210,000        17,811

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                         Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
     Exxon Mobil                                           636,280    $   49,948
     Norsk Hydro                                           200,000         8,413
     Royal Dutch Petroleum ADR                             618,400        38,070
     Texaco                                                120,000         6,390
     TotalFinaElf ADR                                      346,148        26,588
                                                                      ----------
                                                                         176,904
                                                                      ----------
     Petroleum Exploration and Production 13.2%
     Anadarko Petroleum                                    340,000        16,766
     Anderson Exploration (CAD) *                           50,000           909
     Barrett Resources *                                   190,000         5,783
     Burlington Resources                                  380,000        14,535
     Canadian Natural Resources (CAD) *                     90,000         2,615
     Canadian Occidental Petroleum Limited                 130,000         3,534
     Devon Energy                                          154,550         8,684
     EEX *                                                 300,000         1,744
     EOG Resources                                         300,000        10,050
     Forest Oil *                                          180,000         2,869
     Mitchell Energy & Development (Class A)               430,000        13,814
     Noble Affiliates                                      150,000         5,587
     Ocean Energy *                                      1,247,800        17,703
     Pogo Producing                                        200,000         4,425
     Santa Fe Snyder *                                     600,000         6,825
     Union Pacific Resources                               654,186        14,392
     Vastar Resources                                      175,000        14,372
                                                                      ----------
                                                                         144,607
                                                                      ----------
     Miscellaneous Energy 0.6%
     Niagara Mohawk *                                      490,000         6,829
                                                                      ----------
                                                                           6,829
                                                                      ----------
     Energy Services 16.0%
     Baker Hughes                                          566,000        18,112
     BJ Services *                                         200,000        12,500
     Coflexip ADR                                          330,000        19,924
     Cooper Cameron *                                      241,800        15,959
     Diamond Offshore Drilling                             230,000         8,079
     Halliburton                                           470,000        22,178
     Helmerich & Payne                                     100,000         3,738
     Key Energy *                                        1,450,000        13,956
     Schlumberger                                          540,000        40,297

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

                                                         Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
     Smith International *                                 120,000     $   8,737
     Tidewater                                             320,000        11,520
                                                                       ---------
                                                                         175,000
                                                                       ---------
     Precious Metals 4.6%
     Barrick Gold                                          270,640         4,922
     Battle Mountain Gold *                              1,630,000         3,566
     Homestake Mining                                    1,402,630         9,643
     Lihir Gold *                                        4,628,000         1,827
     Newmont Mining                                        990,359        21,416
     Placer Dome                                           956,950         9,151
                                                                       ---------
                                                                          50,525
                                                                       ---------
     Non-ferrous Metals 2.3%
     Bougainville Copper (EUR) *                         2,030,829           188
     Inco *                                                740,000        11,378
     Phelps Dodge                                          230,000         8,553
     WMC Limited (EUR)                                   1,100,000         4,916
                                                                       ---------
                                                                          25,035
                                                                       ---------
     Diversified Metals 3.7%
     Alcoa                                                 381,600        11,066
     Allegheny Technologies                                492,000         8,856
     Rio Tinto (GBP)                                       800,000        13,158
     USX-U.S. Steel                                        400,000         7,425
                                                                       ---------
                                                                          40,505
                                                                       ---------
     Chemicals 5.5%
     Dow Chemical                                          240,000         7,245
     DuPont                                                245,076        10,722
     FMC *                                                 105,000         6,090
     Great Lakes Chemical                                  200,000         6,300
     Hercules                                              690,000         9,703
     Olin                                                  281,900         4,652
     Pall                                                  300,000         5,550
     W. R. Grace *                                         800,000         9,700
                                                                       ---------
                                                                          59,962
                                                                       ---------
     Diversified Resources 5.9%
     Arch Coal                                           1,100,000         8,456
     Burlington Northern Santa Fe                          370,000         8,487
     Cleveland-Cliffs                                      230,000         5,937
     IMC Global                                            700,000         9,100

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                         Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
     Martin Marietta Materials                              100,000   $    4,044
     Norfolk Southern                                       460,000        6,843
     Overseas Shipholding Group                              95,000        2,339
     Penn Virginia                                          346,800        8,540
     Southdown                                              100,000        5,775
     Waste Management                                       250,000        4,750
                                                                      ----------
                                                                          64,271
                                                                      ----------
     Gas and Gas Transmission 1.5%
     El Paso Energy                                         250,000       12,735
     Kinder Morgan                                          100,000        3,456
                                                                      ----------
                                                                          16,191
                                                                      ----------
     Miscellaneous 0.5%
     Tyco International                                     130,000        6,159
                                                                           6,159
                                                                      ----------
     Total Natural Resource-Related                                      996,959
                                                                      ----------

     CONSUMER AND SERVICE 4.5%
     Merchandising 4.5%
     Wal-Mart                                               850,000       48,981
     Total Consumer and Service                                           48,981
     Total Miscellaneous Common Stock 0.7%                                 7,850
                                                                      ----------
     Total Common Stocks (Cost $  740,690)                             1,053,790
                                                                      ----------

     CONVERTIBLE PREFERRED STOCKS 0.0%

     Western Water (Series C) *                               2,259           64
                                                                      ----------
     Total Convertible Preferred Stocks (Cost $ 2,000)                        64
                                                                      ----------

     CONVERTIBLE BONDS 0.2%

     Inco, Deb. Notes, 5.75%, 7/1/04                     $2,000,000        1,795
                                                                      ----------
     Total Convertible Bonds (Cost                       $    1,835)       1,795
                                                                      ----------

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                                                        Value
-----------------------------------------------------------------------------------------------
                                                                                   In thousands
     SHORT-TERM INVESTMENTS 3.0%
     Money Market Funds 3.0%
     Reserve Investment Fund, 6.68% #                                 33,291,252    $    33,291
                                                                                    -----------
     Total Short-Term Investments (Cost $ 33,291)                                        33,291
                                                                                    -----------


     Total Investments in Securities
     99.5% of Net Assets (Cost $777,816)                                            $ 1,088,940

     Other Assets Less Liabilities                                                        5,017
                                                                                    -----------

     NET ASSETS                                                                     $ 1,093,957
                                                                                    -----------
     Net Assets Consist of:
     Accumulated net investment income - net of distributions                           $ 7,267
     Accumulated net realized gain/loss - net of distributions                           43,583
     Net unrealized gain (loss)                                                         311,124
     Paid-in-capital applicable to 47,559,784 shares of $1.00 par
     value capital stock outstanding; 200,000,000 shares authorized                     731,983
                                                                                    -----------

     NET ASSETS                                                                     $ 1,093,957
                                                                                    -----------

     NET ASSET VALUE PER SHARE                                                      $     23.00
                                                                                    -----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 CAD   Canadian dollar
 EUR   Euro
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited
---------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                          Ended
                                                                         6/30/00
   Investment Income (Loss)

   Income
     Dividend                                                            $ 9,729
     Interest                                                              1,182
                                                                         -------
     Total income                                                         10,911
                                                                         -------
   Expenses
     Investment management                                                 3,022
     Shareholder servicing                                                   741
     Custody and accounting                                                   64
     Prospectus and shareholder reports                                       33
     Registration                                                             15
     Legal and audit                                                           6
     Directors                                                                 5
     Miscellaneous                                                             5
                                                                         -------
     Total expenses                                                        3,891
                                                                         -------
   Net investment income (loss)                                            7,020
                                                                         -------
   Realized and Unrealized Gain (Loss)

   Net realized gain (loss)
     Securities                                                           26,694
     Foreign currency transactions                                            13
                                                                         -------
     Net realized gain (loss)                                             26,707
   Change in net unrealized gain or loss on securities                    22,478
                                                                         -------
   Net realized and unrealized gain (loss)                                49,185
                                                                         -------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                                $56,205
                                                                         -------
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                         6 Months          Year
                                                           Ended          Ended
                                                          6/30/00       12/31/99
   Increase (Decrease) in Net Assets

   Operations
     Net investment income (loss)                     $     7,020   $    13,903
     Net realized gain (loss)                              26,707        74,496
     Change in net unrealized gain or loss                 22,478       110,197
                                                      --------------------------
     Increase (decrease) in net assets from operations     56,205       198,596
                                                      --------------------------
   Distributions to shareholders
     Net investment income                                     -        (13,817)
     Net realized gain                                         -        (83,827)
                                                      --------------------------
     Decrease in net assets from distributions                 -        (97,644)
                                                      --------------------------
   Capital share transactions *
     Shares sold                                          119,619       177,085
     Distributions reinvested                              86,942
     Shares redeemed                                     (164,122)     (281,288)
                                                      --------------------------
     Increase (decrease) in net assets from capital
     share transactions                                   (44,503)      (17,261)
                                                      --------------------------
   Net Assets

   Increase (decrease) during period                       11,702        83,691
   Beginning of period                                  1,082,255       998,564
                                                      --------------------------
   End of period                                      $ 1,093,957   $ 1,082,255
                                                      --------------------------
  *Share information
     Shares sold                                            5,325         7,815
     Distributions reinvested                               4,097
     Shares redeemed                                       (7,421)      (12,748)
                                                      --------------------------
     Increase (decrease) in shares outstanding             (2,096)         (836)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks long-term capital growth by investing primarily in the common stocks of companies that own or develop natural resources and other basic commodities, and also in the stocks of selected nonresource growth companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

     in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the funds custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term, aggregated $151,896,000 and $194,831,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $777,816,000. Net unrealized gain aggregated $311,124,000 at period-end, of which $390,029,000 related to appreciated investments and $78,905,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $527,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25%

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

     of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the funds transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $565,000 for the six months ended June 30, 2000, of which $116,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 6.7% of the outstanding shares of the fund at June 30, 2000. For the six months then ended, the fund was allocated $87,000 of Spectrum expenses, $17,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $1,106,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES(*)

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. (**)

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit,
     Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ..............................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ..............................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS+
 ..............................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS
 ..............................

Balanced
Personal Strategy Balanced
Personal Strategy Growth Personal Strategy Income Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..............................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(R)

[LOGO]

T. Rowe Price Investment Services, Inc., Distributor.   F41-051 6/30/00